                                                                    EXHIBIT 10.2

                   FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
                    PHARMACIA & UPJOHN COMPANY, SUCCESSOR BY
                 MERGER TO ADRIA LABORATORIES, INC., "LANDLORD",
                       AND OPTICON MEDICAL, INC., "TENANT"
                    SAID LEASE DATED AS OF OCTOBER 27, 1998


                  The parties hereto, Pharmacia & Upjohn Company, successor by merger to Adria Laboratories, Inc., a Delaware corporation ("Landlord"), and Opticon Medical, Inc., an Iowa corporation (hereinafter referred to as "Tenant") as of this 27th day of October, 1998 hereby agree to the First Amendment of the captioned lease in the following respects:

                  1. Premises. The usable square footage is 4,028, and the Rentable Square Footage is 4,270.

                  2. Term. The term of the Lease Agreement commenced on the 15th day of September, 1998 and will expire on the 30th day of September, 2001.

                  3. Rent. The Rent Commencement Date is October 1, 1998 continuing through September 30, 2001. Therefore the rent is:

================================================================================================
YEAR                                      ANNUAL NET RENT PER      NET RENT        NET RENT PER
                                          SQ. FT.                  PER YEAR        MONTH
------------------------------------------------------------------------------------------------
October 1, 1998 - September 30, 1999      $7.80                    $33,306.00      $2,775.50
------------------------------------------------------------------------------------------------
October 1, 1999 -September 30, 2000       $8.00                    $34,160.00      $2,846.67
------------------------------------------------------------------------------------------------
October 1, 2000 - September 30, 2001      $8.20                    $35,014.00      $2,917.83
================================================================================================

together with estimated annual Operating Expenses (defined herein) of $5.95 per square foot (currently, the estimated $5.95 times 4,270 = $25,406.50 annually, or $2,117.21 monthly), in advance, in equal monthly installments (initially $4,892.71) on the first day of each calendar month beginning October 1, 1998, without any setoff or counterclaim whatsoever. These amounts shall hereinafter be called "Base Rent."

                  4. Every other provision of the Lease Agreement not specifically changed in this First Amendment is hereby reaffirmed in all respects by both parties.

                  IN WITNESS WHEREOF, the respective parties hereto have executed this First Amendment to Lease Agreement or caused this First Amendment to Lease Agreement to be executed by their duly authorized representatives in three (3) counterparts, each of which counterpart shall constitute an original First Amendment to Lease Agreement, all said counterparts together consisting one and the same First Amendment to Lease Agreement as of the day, month and year first above written.

Signed in the presence of:                  LANDLORD:

    /s/ Jane E. Fette
----------------------------                PHARMACIA & UPJOHN COMPANY
    Jane E. Fette                           successor by merger to Adria
----------------------------                Laboratories, Inc.
(Print Name)

                                            By: /s/ Theodore P. Pokorski
    /s/ Paula Wright Burns                     -------------------------------
----------------------------                     Theodore P. Pokorski
    Paula Wright Burns                      Its: Manager, Real Estate
----------------------------
(Print Name)

                                            TENANT:
Signed in the presence of:
                                            OPTICON MEDICAL, INC.
    /s/ Kimberly A. Nice
----------------------------
    Kimberly A. Nice
----------------------------
(Print Name)                                By: /s/ William Post
                                               -------------------------------
/s/ Richard F. Underman                          William Post
----------------------------                Its: President and CEO
Richard F Underman
----------------------------
(Print Name)


                            LANDLORD'S ACKNOWLEDGMENT
                            -------------------------


STATE OF MICHIGAN   )
                        Section:
COUNTY OF KALAMAZOO )

                  Before me, a Notary Public in and for said County and State, personally appeared the above named Pharmacia & Upjohn Company successor by merger to Adria Laboratories, by Theodore P. Pokorski, its Real Estate Manager, who acknowledged that he did sign the foregoing instrument, and that the same is his free act and deed on behalf of the company.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Kalamazoo, Michigan, this 23rd day of November, 1998.



                           NOTARY PUBLIC /s/ Jane E. Fette
                                         -----------------------
                           My commission expires: 11/16/2000
                                                  --------------

                        TENANT CORPORATE ACKNOWLEDGEMENT
                        --------------------------------


STATE OF OHIO      )
                     ss:
COUNTY OF FRANKLIN )

                  Before me, a Notary Public in and for said County and State, personally appeared the above named Opticon Medical, Inc., by William Post, President and C.E.O., who acknowledged that he did sign the foregoing instrument, and that the same is his free act and deed on behalf of the corporation.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this 6th day of November, 1998.



                             NOTARY PUBLIC /s/ Richard F. Underman
                                           -------------------------
                             My commission expires: 1-23-2000
                                                    ----------------